                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
World Airways, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                 /s/ KPMG Peat Marwick L.L.P.



Washington, DC
December 18, 1997